               This LEASE AGREEMENT is made August 8, 2001, by and between GEORGE D. ZAMIAS, an individual herein called "LANDLORD"; and ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation, herein called "TENANT".

                             - W I T N E S S E T H -

               Premises: That for and in consideration of the rental reserved
               --------
herein and the mutual covenants and agreements herein contained, LANDLORD does hereby demise and lease unto TENANT those certain premises consisting of approximately 69,191 square feet (herein called the "leased premises") situated in Crossroads Mall located on Hershberger Road, Roanoke, Virginia 24012 (herein called the "shopping center"). Attached hereto as Exhibit "A" consisting of one
(1) page which has been initialed by LANDLORD and TENANT is a survey on which the shopping center is outlined in green and the location of the leased premises within the shopping center being outlined in orange. TENANT'S employees shall be directed to generally use the parking areas outlined in red and labeled "Employee Parking Area" on Exhibit "A" (herein called the "designated parking area"). LANDLORD agrees to provide and make available to TENANT continuous and uninterrupted access to the leased premises twenty-four (24) hours per day, seven (7) days per week.

          1.   Possession of the Leased Premises and Remodeling by TENANT:
               ----------------------------------------------------------

               a. Possession of the Leased Premises: Possession of the leased
                  ---------------------------------
premises shall be given TENANT at 12:01 a.m. on August 15, 2001 or upon such later date as LANDLORD and TENANT shall agree in writing.

               b     TENANT'S Remodeling: Subject to the provisions of
                     -------------------
paragraphs 1d and 15b hereof, TENANT agrees to accept the leased premises in the condition existing as of the date possession is delivered to TENANT pursuant to paragraph 1a hereof. Thereafter, TENANT, at its own cost and expense, may construct improvements in the leased premises in accordance with the plans and specifications (the "Plans") subject to LANDLORD'S approval as set forth herein below, in good workmanlike manner and in compliance with all applicable building, fire and safety codes so as to be structurally safe and sound and fit and suitable for TENANT'S intended use. TENANT shall apply for all permits, licenses, authorizations and other governmental approvals (the "Permits") required for the construction work. LANDLORD shall cooperate with TENANT in obtaining the Permits. In the event TENANT elects to construct improvements in the leased premises, it shall be TENANT'S responsibility for insuring that such construction complies with the requirements of governmental authorities.

               Prior to commencing its work, TENANT shall provide LANDLORD a copy of the Plans. LANDLORD shall approve or reject the Plans within ten (10) days of receipt thereof, which approval shall not be unreasonably withheld, conditioned or delayed. LANDLORD'S failure to respond within said ten (10) day period shall constitute LANDLORD'S approval of the plans.

               c     Mechanic's Liens, etc.: TENANT shall pay before delinquency
                     ----------------------
all costs for work done or caused to be done by TENANT in the leased premises which could result in any lien or encumbrance on LANDLORD'S interest in the leased premises or any part thereof, shall keep the title to the leased premises and every part thereof free and clear of any lien or encumbrance in respect to such work, and shall indemnify and hold harmless LANDLORD against any claim, loss, cost, demand and legal or other expense, whether in respect of any lien or otherwise, arising out of the supply of materials, services or labor for such work. TENANT shall immediately notify LANDLORD of any such lien, claim of lien or other action of which it has or reasonably should have knowledge and which affects the title to the leased premises or any part otherwise within five (5) business days, failing which LANDLORD may take such action as LANDLORD deems necessary to remove it and the entire cost shall be immediately due and payable by TENANT to LANDLORD.

               d. LANDLORD'S Warranty and Work: LANDLORD expressly represents
                  ----------------------------
that as of the date possession of the leased premises is given TENANT the roof of the leased premises and all mechanical systems, including the heating and air conditioning systems and all electrical, plumbing, water and sewer installations, and sprinkler systems, serving the leased premises are in good working order and condition and adequate for TENANT'S intended use. LANDLORD will have the heating and air conditioning system checked, serviced and provide TENANT with a certificate by a reputable heating and air conditioning company that same is in good working condition. Additionally, LANDLORD shall place the leased premises in broom clean condition and free of all existing furnishings, fixtures and equipment prior to the date possession of the leased premises is given TENANT as provided in paragraph 1a hereof.

      2.       TERM/OPTIONS:
               ------------

               a. Initial Term: The initial term of this lease (herein referred
                  ------------
to as the "initial term") shall commence on the date possession is given TENANT as provided in paragraph 1(a) hereof and shall terminate at midnight on December 31, 2006. Upon commencement of the term of this lease, LANDLORD and TENANT shall enter into a written agreement setting forth the commencement date, but the failure to execute such agreement shall not prevent the commencement of the term.

           b.   Right to Terminate: Notwithstanding the termination date set
                ------------------
forth in paragraph 2(a) hereof, TENANT shall have the right to terminate this lease as of December 31, 2003, December 31, 2004, and December 31, 2005 provided that TENANT shall give LANDLORD notice of exercise of such right of termination no later than June 30, 2003, June 30, 2004, and June 30, 2005, as the case may be, which notice shall set forth the effective date of such termination.

           3.   RENT:
                ----

           a.   Base Rent:  TENANT  shall pay  LANDLORD  during the term
                ---------
of this lease the following monthly sums which shall be payable, in advance, on the first day of each month:

       Commencement through December 31, 2003 - $26,177.26 per month January 1, 2004 through December 31, 2004 - $26,177.26 per month January 1, 2005 through December 31, 2005 - $26,465.56 per month January 1, 2006 through December 31, 2006 - $26,753.85 per month

           b.   Rent Holiday: Notwithstanding any other provisions contained in
                ------------
this lease, TENANT'S obligations to commence payments of rent shall not commence until February 8, 2002 ("rent commencement date"). TENANT shall pay to LANDLORD upon such rent commencement date the proportionate amount of rent due for the balance of such month.

       4.  TENANT'S FURNISHINGS, FIXTURES AND EQUIPMENT:
           --------------------------------------------
TENANT, at its sole cost and expense, may supply and install in or on the leased premises any furnishings, fixtures or equipment, including a satellite dish and any necessary cables or supporting equipment, which it deems necessary for its use of said premises; provided, however, that TENANT shall repair, at its own expense, any damage to the leased premises occasioned by such installation. LANDLORD shall not under any circumstances be liable for any furnishings, fixtures or equipment installed by TENANT. Any such furnishings, fixtures and equipment supplied and installed in the leased premises, except those permanently attached, shall be and remain the property of TENANT and TENANT shall have the right and obligation to remove same at any time so long as TENANT is not in default in the performance of any of the terms and conditions of this lease. Furthermore, TENANT'S right to remove said furnishings, fixtures and equipment shall extend to fifteen (15) days next following the date of termination of this lease, provided TENANT shall not then be in default of the terms and conditions of this lease. Any damage to the leased premises occasioned by the removal of said furnishings, fixtures and equipment shall be repaired by TENANT at its sole cost and expense.

         5.  ALTERATIONS AND ADDITIONS: TENANT shall have the right to alter,
             -------------------------
improve and rearrange the interior partition walls of the leased premises as necessary for the convenience of TENANT'S use. TENANT shall pay all costs for any of the foregoing alterations or additions and upon termination or cancellation of this lease, all alterations and additions shall become the property of LANDLORD.

         6.  MAINTENANCE AND REPAIRS:
             -----------------------

             LANDLORD shall maintain and keep in good order and repair (which shall include replacement, if necessary) the roof, guttering and downspouts, heating, air conditioning and ventilation system, structural walls and foundations, the electrical wiring serving the leased premises, the water line serving the leased premises, and the sanitary sewer serving the leased premises, and all other components of the leased premises within ten (10) days after written notice of the necessity of such repairs has been given by TENANT; or if not capable of repair within ten (10) days, LANDLORD shall commence to repair and diligently proceed with the completion of such repairs; provided, however, that the cost of any such repairs required as a result of the negligence or willful act of TENANT, its licensees, agents, servants or employees, shall be borne by TENANT. Should LANDLORD fail to comply with said maintenance and repairs after notice, TENANT shall have the right to do so and deduct the cost thereof from the rental due hereunder.

           7.   INSURANCE:
                ---------

                a.  LANDLORD: LANDLORD shall keep the shopping center, including
                    --------
the leased premises, insured by loss or damage by fire, with extended coverage, to the full replacement value thereof. LANDLORD shall maintain, with respect to the shopping center, the exclusive parking area and the common areas, a policy of public liability, naming TENANT as an additional insured, with limits of $1,000,000 each occurrence and $1,000,000 general aggregate in companies authorized to do business in Virginia. LANDLORD upon request shall provide TENANT with evidence thereof.

                b.  TENANT: TENANT shall maintain with respect to the leased
                    ------
premises a policy of public liability, naming LANDLORD as an additional insured, with limits of $1,000,000 each occurrence and $1,000,000 general aggregate in companies authorized to do business in Virginia. TENANT upon request, shall provide LANDLORD with evidence thereof.

     8. REAL ESTATE TAXES: LANDLORD will pay all real estate taxes, assessments
        -----------------
or other governmental charges which may be levied or assessed by any lawful authority against the shopping center including the leased premises.

     9. DAMAGE OR DESTRUCTION OF THE LEASED PREMISES: In the event of total or
        --------------------------------------------
partial destruction of or damage to the leased premises by fire or any other cause during the term hereof, LANDLORD shall be obligated to and shall with due diligence rebuild or restore the leased premises to a condition comparable to that existing prior to the occurrence of said destruction or damage.

     If in TENANT'S reasonable discretion any such destruction or damage to the leased premises is such as to prevent TENANT'S continued use of the leased premises, or to make its use impractical, then the rent to be paid by TENANT hereunder shall abate from the occurrence of any destruction or damage up to and including the time that the leased premises has been rebuilt or restored. The amount of such abatement is to be determined by taking a fraction, the numerator of which shall be the square foot area of the building which is a part of the leased premises which is usable by TENANT following any destruction or damage thereto and the denominator of which shall be the total square foot area, inside dimensions, of such building. The amount of which results from the multiplication of such fraction by all rent and taxes and all other charges that would have been due from TENANT to LANDLORD hereunder but not for the destruction or damage, shall be the amount payable by TENANT for the period commencing with any destruction or damage and terminating with the completion, by LANDLORD, of the aforesaid rebuilding or restoration.

          10.  CONDEMNATION:
               ------------

               a. If the whole or any part of the leased premises or the exclusive parking area shall be acquired or taken by eminent domain for any public or quasi-public use or purpose or by private purchase in lieu thereof, then TENANT shall have the right to terminate this lease by written notice given to LANDLORD within sixty (60) days after the date of title vesting in such proceeding. If any part of the leased premises or the exclusive parking area shall be so taken and this lease shall not be terminated, as aforesaid, then this lease and all of the terms and provisions thereof shall continue in full force and effect, except that the guaranteed annual rent shall be reduced in the same proportion that the gross leasable area of the leased premises plus the exclusive parking area taken bears to the original gross leasable area and exclusive parking area leased and, LANDLORD shall, upon receipt of the award in condemnation, make all necessary repairs and alterations restore the portion of the leased premises remaining to as near its former condition as the circumstances will permit, and to the building of which the leased premises forms a part, to the extent necessary to constitute the portion of the building not so taken, a complete architectural unit.

               b. Rent: If this lease is terminated as provided in this
                  ----
paragraph all rent shall be paid by TENANT up to the date of termination and LANDLORD shall refund any rents paid by TENANT in advance and not yet earned.

               c. Award: All damages or compensation awarded or paid for any
                  -----
such taking, whether for the whole or any part of the leased premises, shall belong to and be the property of LANDLORD without any participation by TENANT; provided, however, that nothing herein contained shall be construed to preclude TENANT from prosecuting any claim directly against the condemning authority, but not against LANDLORD, for the value of or damages to and/or for the cost of removal of movable trade fixtures and other personal property which under the terms of this lease would remain TENANT'S property upon the expiration of the term of this lease, as may be recoverable by TENANT in TENANT'S own right.

          11.  USE/SIGNS/UTILITIES:
               -------------------

               a. USE: TENANT may use the leased premises for the purpose of
                  ---
operating and conducting therein general business offices and for other incidental purposes relating to TENANT'S business and for no other purpose without LANDLORD'S consent which shall not be unreasonably withheld; provided, however, TENANT reserves the right to use up to 15,000 square feet of space for any retail use not in conflict with any use restrictions contained in the leases of other current tenants of the shopping center as of the date hereof which are set forth on Exhibit "B" attached hereto and made a part hereof. Furthermore, TENANT'S use shall comply with all ordinances, laws, rules or regulations promulgated by any governmental body having jurisdiction over the leased premises.

               b. Signs: TENANT may erect or place signs on the exterior of the
                  -----
leased premises in accordance with Exhibit "C" attached hereto and made a part hereof, provided that the erection of any such signs be in accordance with all local ordinances.

               c. Utilities: TENANT shall procure for its own account and shall
                  ---------
pay the cost of all utility charges, including water, electricity, heat and sewer, used by TENANT in or at the leased premises. Further, TENANT shall procure for its own account trash and garbage disposal.

          12.  ASSIGNMENT OR SUBLETTING: TENANT shall not assign this lease or
               ------------------------
sublet the leased premises in whole or in part without the written consent of LANDLORD which shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, this paragraph shall not apply to: (i) an assignment or subletting to the parent, subsidiary, or affiliated company of a corporate tenant; (ii) the dissolution or liquidation, merger with or consolidation into any other corporation, or the reorganization or redistribution of the manner by which TENANT is held, owned or operated; (iii) any other transfer of the leased premises, this lease, or any part of either, occasioned by a consolidation, merger, reorganization or other sale or similar event involving all or substantially all of the assets or stock of TENANT; or
(iv) an assignment or subletting for the continued use of the leased premises as set forth in paragraph 11(a) hereof. As used herein, the phrase "unreasonably withheld, conditioned or delayed" shall not entitle LANDLORD to demand or receive in exchange therefore or as a condition thereto an amount or sum of rent or other financial consideration not expressly required pursuant to the terms of this lease. In no event shall TENANT be relieved of any obligation under this lease as a result of assignment or subleasing.

          13.  DEFAULT:
               -------

               a.  Events of Default: The following shall constitute an event of
                   -----------------
default hereunder:

                   (i) TENANT'S failure to pay the rent or other charges when due and which remain unpaid for more than ten (10) days after written notice from LANDLORD; or

                   (ii) TENANT'S failure to perform any of the other terms, conditions or covenants contained in this lease which has continued for more than thirty (30) days after written notice thereof from LANDLORD; provided, however, that if the nature of such default is such that it can not reasonably be cured within said thirty (30) days, and work thereon has commenced within said period and diligently prosecuted, no default shall have occurred; or

                   (iii) TENANT shall abandon the leased premises.

               b.  Remedies: If any event of default has occurred then LANDLORD,
                   --------
without excluding other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the leased premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of TENANT, all without resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. If LANDLORD should elect to re-enter as herein provided, or should it take possession pursuant to legal proceedings, it may either terminate this lease or it may from time to time without terminating this lease make such alterations and repairs as may be necessary in order to relet the leased premises, and relet said leased premises for such term and at such rentals and upon such other terms and conditions as LANDLORD may deem advisable. In the event of such reletting, all rentals received by LANDLORD shall be applied, first, to the payment of any indebtedness other than rent due hereunder from TENANT to LANDLORD; second, to the payment of any costs and expenses of such reletting, including the expense of alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by LANDLORD and applied in payment of any future rent due and unpaid hereunder. If such reletting shall yield rentals insufficient for any month to pay the rent due by TENANT hereunder for that month, TENANT shall be liable to LANDLORD for the deficiency and same shall be paid monthly. No such re-entry or taking possession of the leased premises by LANDLORD shall be construed as an election to terminate this lease unless a written notice of such intention be given by LANDLORD to TENANT at the time of such re-entry. Notwithstanding any such re-entry and reletting without termination, LANDLORD may at any time thereafter elect to terminate this lease for such previous breach, in which event it may recover from TENANT damages incurred by reason of such breach, including the cost of recovering the leased premises and the difference in value between the rent reserved hereunder for the remainder of the term and the reasonable rental value of the leased premises for the remainder of the term. In determining the rent which would be payable by TENANT hereunder, subsequent to default, the annual rent for each year of the unexpired term shall be equal to the average annual rent paid by TENANT from the commencement of the term to the date of default.

               14.  COMMON AREAS: In addition to the leased premises, LANDLORD
                    ------------
hereby grants to TENANT, its customers, employees, invitees and agents, a non-exclusive easement to use, in common with others entitled to similar use, all of the "common areas" presently or in the future situated at the shopping center, to-wit: such areas, improvements and space at the shopping center devoted to the general use of all of the tenants of the shopping center and their customers, employees, invitees and agents, such common areas to include, without limitation, all streets, roadways and sidewalks for ingress and egress to and from the leased premises and the public streets or highways adjoining or abutting the shopping center, areas designated for vehicular parking, landscaped areas, lighting facilities, curbs, truck routes, retaining walls, exterior of outside walls of the building(s), water and sewage and storm water systems, accommodation areas such as sidewalks, grass plots, ornamental planting, entry monuments and signs, directional signals and the like. LANDLORD shall, at its own expense, maintain all of the common areas, including the designated parking area in good order and repair, keep them reasonably free of snow, ice and debris and keep the parking lot lights on until 10:00 p.m., seven (7) days per week. LANDLORD shall not permit the designated parking area nor the parking area outlined in yellow on Exhibit "A" to be used for any purpose other than for vehicular parking.

               15.  HAZARDOUS SUBSTANCES:
                    --------------------

                    a. Definition: As used herein, "Hazardous Substance" means
                       ----------
any substance that is toxic, ignitable, reactive, or corrosive and is regulated by any local government, the State of Virginia, or the United States of America. "Hazardous Substance" includes any and all material or substances that are defined as "hazardous substance" pursuant to state, federal, or local governmental law. "Hazardous Substance" includes but is not restricted to asbestos, polychlorobiphenyls ("PCBs"), and petroleum.

                    b LANDLORD'S Covenants and Indemnification: LANDLORD
                      ----------------------------------------
covenants that the leased premises shall be free of Hazardous Substances as of the commencement date of the term of this lease. LANDLORD agrees to indemnify and hold TENANT harmless from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, any and all sums paid for settlement of claims, attorneys' fees, consultant, and expert fees) arising during or after the lease term from or in connection with the presence or suspected presence of Hazardous Substances in or on the leased premises unless the Hazardous Substances are present solely as a result of TENANT'S breach of the provisions of subparagraph c of this paragraph. Without limitation of the foregoing, this indemnification shall include any and all costs incurred due to any investigation of the leased premises or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision unless the Hazardous Substances are present solely as a result of TENANT'S breach of the provisions of subparagraph c of this paragraph. This indemnification shall specifically include any and all costs due to Hazardous Substances that flow, diffuse, migrate, or percolate into, onto, or under the leased premises after the term of this lease commences.

                 c. TENANT'S Covenants and Indemnification: TENANT covenants
                    --------------------------------------
that during the period of its possession of the leased premises TENANT, its agents, employees, contractors and invitees, shall comply with all federal, state and local Hazardous Substance laws, regulations and ordinances that are applicable to TENANT'S use of the leased premises, the failure of which shall constitute an event of default under this lease. TENANT agrees to indemnify and hold LANDLORD harmless from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, any and all sums paid for settlement of claims, attorneys' fees, consultant, and expert fees) arising during or after the lease term and arising as a result of the default by TENANT, its agents, employees, contractors or invitees, of the foregoing covenant. Without limitation of the foregoing, this indemnification shall include any and all costs incurred due to any investigation of the leased premises or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision.

            16.  NOTICES AND RENT PAYMENTS:
                 -------------------------

                 a. Notices: Notices under this lease shall be deemed to have
                    -------
been given if in writing, and (i) when deposited in the United States mail, certified or registered, return receipt requested, with postage prepaid, or (ii) when delivered by hand against a written receipt, or (iii) when delivered to a national recognized overnight delivery service, such as FedEx, with delivery fees prepaid or billed to sender, and if addressed as follows:

                 To LANDLORD At:    GEORGE ZAMIAS
                                    300 Market Street
                                    Johnstown, PA  15901
                                    Attn: Zamias Services, Inc.

                 To TENANT At:      Advance Stores Company, Incorporated
                                    P.O. Box 2710
                                    Roanoke, VA  24001
                                    Attn:  Real Estate Department

                 With a copy to:    Advance Stores Company, Incorporated
                                    5673 Airport Road
                                    Roanoke, VA  24012
                                    Attn: General Counsel

Or to either at such other place as either of them may give notice to the other, pursuant to the provisions of this paragraph, from time to time.

                 b. Rent: All payments of rent to be made hereunder by TENANT
                    ----
shall be mailed to LANDLORD at the address provided for in subparagraph a of this paragraph.

            17.  MISCELLANEOUS:
                 -------------

                 a. Identity of Interest: The execution of this lease or the
                    --------------------
performance of any act pursuant to the provisions thereof shall not be deemed or construed to have the effect of creating between LANDLORD and TENANT the relationship of principal or agent, or of a partnership or joint venture.

                 b. Landlord's Title: LANDLORD covenants that has lawful title
                    ----------------
and right to make this lease for the term and upon the conditions herein set forth and that it will provide TENANT with evidence thereof satisfactory to TENANT prior to the time on which the initial term shall commence. If at any time during the term hereof the title or right of LANDLORD to make this lease shall fail or for any reason it shall appear LANDLORD is unable to make this lease for the term or on the conditions herein set forth, TENANT may cancel this lease.

               c. Quiet Enjoyment: LANDLORD covenants that it will put TENANT
                  ---------------
into complete and exclusive possession of the leased premises and that upon TENANT'S paying the rent and performing all of the covenants of this lease to be performed by it hereunder, TENANT shall during the term hereof freely, peaceably and quietly occupy and enjoy the full possession of the leased premises and all of the rights and privileges herein granted, including any easement rights, without molestation or hindrance, lawful or otherwise.

               d. Holding Over: Any holding over after the expiration of the
                  ------------
term hereof with the consent of LANDLORD shall be construed to create a tenancy from month to month at 150% of the monthly rent paid at the end of the term , prorated on a monthly basis; and such tenancy shall otherwise be subject to the terms and conditions set forth in this lease.

               e. Surrender of Leased Premises: TENANT shall surrender to
                  ----------------------------
LANDLORD the leased premises at the expiration of the term hereof, or any extension thereof, or upon termination by virtue of TENANT'S default, in good and broom clean condition, reasonable wear and tear and damage by fire or other catastrophe excepted.

               f. Loss or Damage of Property: LANDLORD shall not be liable for
                  --------------------------
any loss or damage to TENANT'S property however occurring except as may result directly from failure of LANDLORD to perform any act required of it under the terms of this lease or in the event same shall have arose from or out of any occurrence occasioned by the act or omission of LANDLORD, its agents, contractors, employees, servants, lessees, or concessionaires.

                g. Right of Entry: LANDLORD, its agents and representatives,
                   --------------
shall have the right to enter the leased premises at reasonable times and upon prior written notice for the purpose of (a) inspection of the leased premises,
(b) making repairs, replacements, alterations or additions to the leased premises, (c) exhibiting the leased premises to prospective tenants during the last one hundred twenty (120) days of the term, and any such entry herein authorized shall not be or constitute an eviction or deprivation of any right conferred hereunder upon TENANT.

                h. Excusable Delay: Except for the payment of rent, if LANDLORD
                   ---------------
or TENANT is delayed or prevented from performing any of its obligations under this lease by reason of strike or labor troubles or any outside cause whatsoever beyond LANDLORD'S or TENANT'S reasonable control, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any such obligations by LANDLORD or TENANT.

                i. Non-waiver: The failure of LANDLORD or TENANT to insist upon
                   ----------
strict performance of any of the terms, conditions and covenants herein contained shall not be deemed to be a waiver of any rights or remedies that LANDLORD or TENANT may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained except as may be expressly waived in writing.

                j.    Indemnification:
                      ---------------

                 (a) TENANT will indemnify LANDLORD and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon, or at the leased premises, or as a result of the occupancy or use by TENANT of the leased premises or any part thereof, or occasioned wholly or in part by any act or omission of TENANT, its agents, contractors, employees, servants, lessees or concessionaires. Nothing contained in this paragraph shall be construed to require TENANT to indemnify LANDLORD for any loss of life, personal injury and/or damage to property arising from or out of any occurrence occasioned by the act or omission of LANDLORD, its agents, contractors, employees, servants, lessees or concessionaires.

                 (b) LANDLORD will indemnify TENANT and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon, or at the common areas, or the occupancy or use by LANDLORD of the shopping center, , or occasioned wholly or in part by any act or omission of LANDLORD, its agents, contractors, employees, servants, lessees or concessionaires. Nothing contained in this paragraph shall be construed to require LANDLORD to indemnify TENANT for any loss of life, personal injury and/or damage to property arising from or out of any occurrence occasioned by the act or omission of TENANT, its agents, contractors, employees, servants, lessees or concessionaires.

                k.   Waiver of Subrogation: Notwithstanding any other provision
                     ---------------------
herein, LANDLORD shall not be liable to TENANT and TENANT shall not be liable to LANDLORD for any loss or damage caused by any of the perils or casualties enumerated in standard fire or extended coverage policies and recovered by the insured party from its insurers even if such fire or other casualty or peril resulted from the negligence of the other party; and to

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

the extent of such recovery, each party hereto releases and waives all rights and claims against the other.

                 l. Short Form Lease: TENANT agrees not to record this lease,
                    ----------------
and LANDLORD and TENANT agree to execute, acknowledge and deliver, if either party shall so request, a "Short Form Lease" suitable for recording.

                 m. Pre-existing Conditions: Nothing contained in this lease
                    -----------------------
shall be construed to impose any responsibility upon TENANT with regard to any loss, injury or other claim arising as a result of any condition that existed on the leased premises at the time of TENANT'S taking possession thereof.

                 n. Governing Law: The laws of the State of Virginia shall
                    -------------
govern the validity, performance and enforcement of this lease.

                 o. Prior Negotiations, Etc.: All negotiations, considerations,
                    ------------------------
representations and understandings between LANDLORD and TENANT prior to the execution of this lease are incorporated herein.

                 p. Captions: The captions in this lease are for convenience
                    --------
only and not a part of this lease, and do not in any way limit or amplify the terms and provisions of this lease.

                 q. Grammatical Usage: In construing this lease, feminine or
                    -----------------
neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires. Furthermore, the use of the neuter singular pronoun to refer to LANDLORD or TENANT shall

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

be deemed a proper reference even though LANDLORD or TENANT may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations.

               r. Successors and Assigns: This lease agreement along with its
                  ----------------------
covenants and conditions shall inure to the benefit of and be binding upon LANDLORD, and the heirs, personal representatives, successors and assigns (as the case may be) of LANDLORD, and shall bind the TENANT, its successors and assigns.

               s. Entire Agreement: This lease contains all of the promises,
                  ----------------
agreements and conditions between the parties hereto, and any subsequent agreements between the parties altering the terms hereof must be reduced to writing and executed by both parties.

               t. Counterparts: This lease has been executed in several
                  ------------
counterparts; but the counterparts shall constitute but one and the same instrument.

               u. No Construction Against Drafting Party. LANDLORD and TENANT
                  --------------------------------------
acknowledge that this Lease will not be construed against TENANT merely because it was prepared by TENANT.

               v. Subordination, Non-Disturbance and Attornment: If the Premises
                  ---------------------------------------------
are, or become subject to one or more mortgages: LANDLORD shall obtain from LANDLORD'S mortgagee an executed Subordination, Non-Disturbance and Attornment Agreement in the form of Exhibit "D" attached hereto consisting of four (4) pages each of which have been initialed by LANDLORD and TENANT and LANDLORD shall deliver such executed agreement to TENANT within thirty (30) days after execution of this Lease as to an existing mortgage ( and TENANT shall have no obligation to pay rent or other charges hereunder until such Subordination, Non-Disturbance and Attornment Agreement is delivered to TENANT, and

TENANT shall pay all accrued rent and charges at the time of delivery) and within thirty (30) days after execution of the mortgage as to a mortgage entered into after the execution of this Lease. TENANT agrees that provided any mortgagee of LANDLORD agrees not to disturb TENANT'S rights hereunder pursuant to the terms of the Subordination, Non-Disturbance and Attornment Agreement, TENANT shall agree to subordinate to such mortgagee and attorn to such mortgagee (or such mortgagee's purchaser at a foreclosure sale) in accordance with the terms of the Subordination, Non-Disturbance and Attornment Agreement.

                    w. Estoppel Certificate: Either party to this lease shall
                       --------------------
from time to time during the term of this lease, immediately upon the request of the other party, execute and deliver to the other party a statement certifying that this lease is in full force and effect, the date through which rent and other charges hereunder have been paid, and any other factual matters reasonably requested by the other party.

                    x. Telephone and Data Services: Both parties understand the
                       ---------------------------
need for TENANT to have CoxCom, Inc. d/b/a Cox Communications Roanoke ("Cox") provide telephone and data services. LANDLORD agrees to use its reasonable best efforts to quickly enter into a Telecommunication Services Agreement with Cox so that such Telephone and Data services may be provided by Cox to TENANT as soon as possible.

     This LEASE AGREEMENT has been executed first by TENANT and shall be deemed a continuing offer by TENANT to lease the leased premises until the 14th day of August, 2001, at 11:59 o'clock p. m. E.D.T. If an executed and unaltered acceptance hereof is not returned to TENANT'S address noted herein by said time, such offer shall be deemed withdrawn.

          IN WITNESS WHEREOF, LANDLORD and TENANT have executed this Lease Agreement in duplicate originals on the day and year first above written.

LANDLORD                             TENANT
--------                             ------
                                     Advance Stores Company, Incorporated




By: /s/ George D. Zamias             By: /s/ Eric M. Margolin
   ---------------------------          -------------------------------------
     George D. Zamias                   Eric M. Margolin, Senior Vice President,
                                        General Counsel, and Secretary


Date:  8/8/01                        Date:  8/4/01
      ------------------------             ------------------------

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